SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  December 31, 1997

                           TOKHEIM CORPORATION
                  -------------------------------------
            (Exact Name of Registrant as Specified in Charter)


            Indiana                    1-6018           35-0712500
           ----------                 --------          ------------
     (State or Other Jurisdiction    (Commission        (IRS Employer
          of Incorporation)          File Number)     Identification No.)


     10501 Corporate Drive, Fort Wayne, IN                 46845
     ------------------------------------------           --------
     (Address of Principal Executive Office)             (Zip Code)


     Registrant's telephone number, including area code   (219)-470-4600

                                   N/A
           ---------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On December 31, 1997, Tokheim Corporation (the "Company") completed the acquisition of all of the outstanding capital stock of Management Solutions, Inc., a Colorado corporation ("MSI"). MSI, located in Denver, is a developer, publisher and distributor of retail automation point-of-sale software systems, primarily for the convenience store, petroleum dispensing and fast food service industries. The acquisition was made pursuant to the terms of a stock purchase agreement (the "Stock Purchase Agreement"), dated as of December 29, 1997, among Arthur S. ("Rusty") Elston, Ronald H. Elston, Eric E. Burwell and Curt E. Burwell (collectively, the "Sellers") and the Company.

      As consideration for MSI's stock, the Company paid the Sellers an initial amount of $12 million. The Company will also pay the Sellers an earnout amount of up to $13 million in additional consideration over the next three years, based upon MSI's achievement of certain profitability goals. The acquisition was funded by a loan through the Company's existing credit agreement with the First Chicago NBD Corporation and certain other banks.

      As part of the transaction, the Company entered into an employment relationship with Rusty Elston, the president of MSI, pursuant to which he will oversee its point-of-sale software business.

      The brief summary above of certain terms of the acquisition is qualified by reference to the complete text of the Stock Purchase
Agreement which is incorporated herein by reference and attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

      (a)  Financial Statements of  Business Acquired.

      It is impracticable at this time to provide the historical financial statements of MSI required by Regulation S-X. They will be filed as soon as practicable but not later than 60 days after this report is required to be filed.

      (b)  Pro Forma Financial Information.

      It is impracticable at this time to provide the pro forma financial statements of MSI required by Regulation S-X. They will be filed as soon as practicable but not later than 60 days after this report is required to be filed.

      (c)  Other Exhibits.

      1. Stock Purchase Agreement, dated as of December 29, 1997, among Arthur S. ("Rusty") Elston, Ronald H. Elston, Eric E. Burwell and Curt E. Burwell and the Company.




                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                    TOKHEIM CORPORATION
                                    ----------------------------------
                                    Registrant



Date:  January 14, 1998             By: /S/  DOUGLAS K. PINNER
                                       -------------------------------
                                       Douglas K. Pinner
                                       Chairman, President and Chief
                                           Executive Officer


Date:  January 14, 1998            By: /S/  JOHN A. NEGOVETICH
                                      --------------------------------
                                      John A. Negovetich
                                      President, Tokheim North America
                                        and Chief Financial Officer




                              EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------
1.          Stock Purchase Agreement, dated as of December 29, 1997,
            among Arthur S. ("Rusty") Elston, Ronald H. Elston, Eric E.
            Burwell and Curt E. Burwell and the Company.